Exhibit 99.1

      Unless otherwise noted, all statistical percentages or weighted averages given as of the Subsequent Cut-off Date set forth herein are measured as a percentage of the aggregate Principal Balance of the Initial Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

      The Group I Mortgage Loans consist of approximately 2,973 Mortgage Loans with a Subsequent Cut-off Date Principal Balance of approximately $345,208,640 . The Group II Mortgage Loans consist of approximately 2,456 Mortgage Loans with a Subsequent Cut-off Date Principal Balance of approximately $345,233,403.

      All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first or second liens on one- to four-family residential properties consisting of attached or detached one- to four- family dwelling units and individual condominium units (each, a "Mortgaged Property").

      Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 91.81 % of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 8.19% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 91.17% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 8.83% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 91.49% of the Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 8.51% of the Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

      Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

      Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable following an initial period of two years or three years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, (i) the first adjustment of the rates for approximately 61.17% of the Adjustable-Rate Group I Mortgage Loans and approximately 69.15% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Subsequent Cut-off Date) and approximately 68.16% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans) will not occur until two years after the date of origination and (ii) the first adjustment of the rates for approximately 24.52% of the Adjustable-Rate Group I Mortgage Loans and approximately 21.63% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Subsequent Cut-off Date) and approximately 23.07% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans) will not occur until three years after the date of origination (each adjustable-rate Mortgage Loan having any such two year or three year initial fixed period, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded as provided in the related mortgage note, of Six-Month LIBOR (as defined below), and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage on the first related Adjustment Date (the "Periodic Rate Cap") and will not increase or decrease by more than a stated percentage on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such

Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

      Approximately 17.39% of the Mortgage Loans provide that for a period of 24 months after origination and approximately 3.09% of the Mortgage Loans provide that for a period of 36 months after origination (the "Interest Only Mortgage Loans"), the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

      Approximately 85.80% of the Group I Mortgage Loans and approximately 87.71% of the Group II Mortgage Loans (in each case, by aggregate principal balance of the Mortgage Loans in the related Loan Group as of the Subsequent Cut-off Date) and approximately 86.75% of the Mortgage Loans (by aggregate principal balance of the Mortgage Loans) provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is generally between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on any amounts prepaid in excess of 20.00% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003.

Mortgage Loan Statistics for all Mortgage Loans

      Approximately 47.37% of the Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Mortgage Loans at origination was approximately 86.46%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

      All of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

      The weighted average remaining term to maturity of the Mortgage Loans was approximately 348 months as of the Subsequent Cut-off Date. None of the Mortgage Loans had a first Due Date prior to April 1, 2003 or after May 1, 2004, or has a remaining term to maturity of less than 170 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Mortgage Loan is April 1, 2034.

      The average Principal Balance of the Mortgage Loans at origination was approximately $127,389. The average Subsequent Cut-off Date Principal Balance of the Mortgage Loans was approximately $127,177. No Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $719,283 or less than approximately $7,643.

      As of the Subsequent Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.625% per annum and not more than 16.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.857% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.875% per annum to 10.000% per annum, Minimum Mortgage Rates ranging from 4.000% per annum to 12.875% per annum and Maximum Mortgage Rates ranging from 7.000% per annum to 19.875% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 6.188% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.569% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.658% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable-Rate Mortgage Loan occurs on April 1, 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 24 months.

      The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

       Subsequent Cut-off Date Principal Balances of the Mortgage Loans(1)

                                                                  Principal Balance         % of Aggregate Principal
          Principal Balance ($)                Number of        Outstanding as of the       Balance Outstanding as of
                                             Mortgage Loans    Subsequent Cut-off Date     the Subsequent Cut-off Date
              7,643 - 25,000                      313            $   5,440,659.23                       0.79%
             25,001 - 50,000                      827               31,199,060.25                       4.52
             50,001 - 75,000                      808               50,914,463.97                       7.37
             75,001 - 100,000                     708               62,041,958.09                       8.99
            100,001 - 125,000                     644               72,350,051.87                      10.48
            125,001 - 150,000                     539               73,794,203.69                      10.69
            150,001 - 175,000                     376               60,849,672.53                       8.81
            175,001 - 200,000                     282               52,890,961.16                       7.66
            200,001 - 225,000                     204               43,479,654.00                       6.30
            225,001 - 250,000                     155               36,888,847.59                       5.34
            250,001 - 275,000                     132               34,607,504.80                       5.01
            275,001 - 300,000                      93               26,750,359.79                       3.87
            300,001 - 325,000                      83               26,078,902.60                       3.78
            325,001 - 350,000                      61               20,645,303.59                       2.99
            350,001 - 375,000                      42               15,069,605.77                       2.18
            375,001 - 400,000                      30               11,680,872.78                       1.69
            400,001 - 425,000                      17                7,050,615.15                       1.02
            425,001 - 450,000                      16                7,007,519.59                       1.01
            450,001 - 475,000                      31               14,320,562.08                       2.07
            475,001 - 500,000                      19                9,266,836.30                       1.34
            500,001 - 525,000                      11                5,649,912.77                       0.82
            525,001 - 550,000                       7                3,750,584.40                       0.54
            550,001 - 575,000                       6                3,372,402.38                       0.49
            575,001 - 600,000                      16                9,483,956.06                       1.37
            600,001 - 625,000                       2                1,216,649.06                       0.18
            625,001 - 650,000                       3                1,946,353.25                       0.28
            650,001 - 675,000                       3                1,975,286.46                       0.29
            700,001 - 719,283                       1                  719,283.10                       0.10
----------------------------------------------------------------------------------------------------------------
Total                                           5,429            $ 690,442,042.31                     100.00%
================================================================================================================

----------
(1) The average Subsequent Cut-off Date Principal Balance of the Mortgage Loans was approximately $127,177.

                     Credit Scores for the Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                  Principal Balance      % of Aggregate Principal
               Credit Score                    Number of        Outstanding as of the    Balance Outstanding as of
                                             Mortgage Loans    Subsequent Cut-off Date  the Subsequent Cut-off Date
                506 - 525                           13              1,399,488.13                    0.20
                526 - 550                          195             19,482,598.28                    2.82
                551 - 575                          235             23,559,276.37                    3.41
                576 - 600                          641             74,924,263.26                   10.85
                601 - 625                          891             93,453,797.80                   13.54
                626 - 650                        1,191            147,403,889.96                   21.35
                651 - 675                        1,030            142,692,514.20                   20.67
                676 - 700                          606             89,439,547.95                   12.95
                701 - 725                          293             46,078,876.74                    6.67
                726 - 750                          186             28,037,178.81                    4.06
                751 - 775                          112             17,846,338.82                    2.58
                776 - 800                           35              5,919,858.69                    0.86
                801 - 802                            1                204,413.30                    0.03
--------------------------------------------------------------------------------------------------------------------
Total                                            5,429            690,442,042.31                  100.00
====================================================================================================================

----------
(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 648

               Original Terms to Maturity of the Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                  Principal Balance        % of Aggregate Principal
          Original Term (months)               Number of        Outstanding as of the      Balance Outstanding as of
                                             Mortgage Loans    Subsequent Cut-off Date    the Subsequent Cut-off Date
                180 - 180                         803             31,135,239.06                      4.51
                181 - 240                          75              1,740,322.39                      0.25
                301 - 360                       4,551            657,566,480.86                     95.24
--------------------------------------------------------------------------------------------------------------------
Total                                           5,429            690,442,042.31                    100.00
====================================================================================================================

----------
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 352 months.

              Remaining Terms to Maturity of the Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                Principal Balance         % of Aggregate Principal
         Remaining Term (months)              Number of       Outstanding as of the       Balance Outstanding as of
                                            Mortgage Loans   Subsequent Cut-off Date     the Subsequent Cut-off Date
                170 - 192                         803             31,135,239.06                      4.51
                217 - 240                          75              1,740,322.39                      0.25
                337 - 360                       4,551            657,566,480.86                     95.24
--------------------------------------------------------------------------------------------------------------------
Total                                           5,429            690,442,042.31                    100.00
====================================================================================================================

----------
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 348 months.

                      Property Types of the Mortgage Loans

--------------------------------------------------------------------------------------------------------------------
                                                              Principal Balance         % of Aggregate Principal
              Property Type                 Number of       Outstanding as of the       Balance Outstanding as of
                                          Mortgage Loans   Subsequent Cut-off Date     the Subsequent Cut-off Date
Single Family                                   3,988           464,869,313.95                    67.33
PUD                                               786           126,053,543.49                    18.26
3 Units                                           184            33,421,194.80                     4.84
2 Units                                           183            25,382,407.52                     3.68
Condominium                                       205            23,939,501.72                     3.47
4 Units                                            80            16,543,501.09                     2.40
Manufactured Housing                                2               176,479.74                     0.03
Townhouse                                           1                56,100.00                     0.01
--------------------------------------------------------------------------------------------------------------------
Total                                           5,429           690,442,042.31                   100.00
====================================================================================================================

                    Occupancy Status of the Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                Principal Balance        % of Aggregate Principal
           Occupancy Status                  Number of        Outstanding as of the      Balance Outstanding as of
                                           Mortgage Loans    Subsequent Cut-off Date    the Subsequent Cut-off Date
Primary                                        5,204              670,897,007.52                  97.17
Non-owner                                        219               18,309,758.46                   2.65
Second Home                                        6                1,235,276.33                   0.18
--------------------------------------------------------------------------------------------------------------------
Total                                          5,429              690,442,042.31                 100.00
====================================================================================================================

----------
(1)   Occupancy as represented by the mortgagor at the time of origination.

                          Purpose of the Mortgage Loans

--------------------------------------------------------------------------------------------------------------------
                                                                Principal Balance       % of Aggregate Principal
                 Purpose                     Number of        Outstanding as of the     Balance Outstanding as of
                                           Mortgage Loans    Subsequent Cut-off Date   the Subsequent Cut-off Date
Purchase                                        3,981            469,288,405.22                  67.97
Cash Out Refinance                              1,367            208,401,385.65                  30.18
Rate/Term Refinance                                81             12,752,251.44                   1.85
--------------------------------------------------------------------------------------------------------------------
Total                                           5,429            690,442,042.31                 100.00
====================================================================================================================

       Combined Original Loan-to-Value Ratios of the Mortgage Loans(1)(2)

--------------------------------------------------------------------------------------------------------------------
                                                                  Principal Balance      % of Aggregate Principal
Combined Original Loan-to-Value Ratio (%)      Number of        Outstanding as of the    Balance Outstanding as of
                                             Mortgage Loans    Subsequent Cut-off Date  the Subsequent Cut-off Date
              14.97 - 15.00                        1                  17,785.77                    0.00
              15.01 - 20.00                        1                  20,384.15                    0.00
              20.01 - 25.00                        1                  29,957.52                    0.00
              25.01 - 30.00                        3                 194,602.79                    0.03
              35.01 - 40.00                        5                 316,506.22                    0.05
              40.01 - 45.00                        8                 602,848.32                    0.09
              45.01 - 50.00                        8                 844,765.45                    0.12

              50.01 - 55.00                       17               1,871,555.81                    0.27
              55.01 - 60.00                       25               3,296,246.07                    0.48
              60.01 - 65.00                       31               4,680,057.07                    0.68
              65.01 - 70.00                      101              15,617,558.98                    2.26
              70.01 - 75.00                      162              20,827,983.58                    3.02
              75.01 - 80.00                    2,063             315,055,729.79                   45.63
              80.01 - 85.00                      334              40,432,669.06                    5.86
              85.01 - 90.00                      341              53,897,741.13                    7.81
              90.01 - 95.00                      258              51,923,225.88                    7.52
              95.01 - 100.00                   2,070             180,812,424.72                   26.19
--------------------------------------------------------------------------------------------------------------------
Total                                          5,429             690,442,042.31                  100.00
====================================================================================================================

----------
(1) The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 86.46%.

  Geographic Distribution of the Mortgaged Properties related to the Mortgage
                                    Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                Principal Balance       % of Aggregate Principal
                 Location                    Number of        Outstanding as of the     Balance Outstanding as of
                                           Mortgage Loans    Subsequent Cut-off Date   the Subsequent Cut-off Date
                    Alabama                       56               4,697,779.22                   0.68
                    Arizona                      549              64,602,436.35                   9.36
                   Arkansas                       26               2,279,863.64                   0.33
                  California                     939             204,175,606.07                  29.57
                   Colorado                       95              14,389,977.26                   2.08
                  Connecticut                     50               6,523,139.10                   0.94
                   Delaware                       14               1,354,728.78                   0.20
             District of Columbia                 20               4,416,487.82                   0.64
                    Florida                      348              37,939,314.58                   5.49
                    Georgia                       73               9,447,321.36                   1.37
                     Idaho                        71               6,422,484.82                   0.93
                   Illinois                      173              19,674,094.78                   2.85
                    Indiana                      223              15,947,198.43                   2.31
                     Iowa                         78               5,202,446.01                   0.75
                    Kansas                       168              12,471,830.43                   1.81
                   Kentucky                       45               3,386,212.70                   0.49
                   Louisiana                      81               7,708,743.46                   1.12
                   Maryland                       81              12,666,012.61                   1.83
                 Massachusetts                   178              33,720,107.07                   4.88
                   Michigan                      188              17,351,437.30                   2.51
                   Minnesota                       9               1,092,934.70                   0.16
                  Mississippi                     26               2,309,342.57                   0.33
                   Missouri                      247              18,527,217.03                   2.68
                    Montana                       15               2,233,429.93                   0.32
                   Nebraska                       82               7,585,943.08                   1.10
                    Nevada                       135              19,965,160.54                   2.89
                 New Hampshire                     8               1,229,774.77                   0.18
                  New Jersey                      35               5,328,256.03                   0.77
                  New Mexico                      39               4,587,052.98                   0.66
                 North Dakota                      3                 244,508.65                   0.04
                     Ohio                        185              15,385,634.20                   2.23
                   Oklahoma                      110               7,909,816.35                   1.15
                    Oregon                       237              29,389,546.22                   4.26
                 Pennsylvania                    227              15,881,916.68                   2.30
                 Rhode Island                     51               6,107,540.95                   0.88
                South Carolina                     3                 388,672.50                   0.06
                 South Dakota                     20               1,698,850.24                   0.25
                   Tennessee                      33               3,911,353.80                   0.57
                     Texas                       112              12,788,073.83                   1.85
                     Utah                         99              10,074,415.12                   1.46
                   Virginia                       95              12,881,821.25                   1.87
                  Washington                     186              25,195,833.38                   3.65
                   Wisconsin                       3                 376,955.65                   0.05
                    Wyoming                       13                 970,770.07                   0.14
--------------------------------------------------------------------------------------------------------------------
                     Total                     5,429             690,442,042.31                 100.00
====================================================================================================================

----------
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.85% in the 94591 ZIP Code.

                   Documentation Levels of the Mortgage Loans

--------------------------------------------------------------------------------------------------------------------
                                                             Principal Balance       % of Aggregate Principal
         Documentation Level             Number of         Outstanding as of the     Balance Outstanding as of
                                       Mortgage Loans     Subsequent Cut-off Date   the Subsequent Cut-off Date
Full Documentation                          4,557              573,972,043.20                 83.13
Stated Documentation                          871              116,383,940.09                 16.86
Limited Documentation                           1                   86,059.02                  0.01
--------------------------------------------------------------------------------------------------------------------
Total                                       5,429              690,442,042.31                100.00
====================================================================================================================

                 Current Mortgage Rates of the Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                  Principal Balance       % of Aggregate Principal
        Current Mortgage Rate (%)              Number of        Outstanding as of the     Balance Outstanding as of
                                             Mortgage Loans    Subsequent Cut-off Date   the Subsequent Cut-off Date
  4.6250 -  5.0000                                 38               10,860,053.37                    1.57
  5.0001 -  5.5000                                193               46,778,934.18                    6.78
  5.5001 -  6.0000                                381               80,418,920.93                   11.65
  6.0001 -  6.5000                                441               79,008,397.40                   11.44
  6.5001 -  7.0000                                382               66,229,578.75                    9.59
  7.0001 -  7.5000                                505               73,568,409.37                   10.66
  7.5001 -  8.0000                                581               78,275,231.92                   11.34
  8.0001 -  8.5000                                214               24,910,439.80                    3.61
  8.5001 -  9.0000                                225               24,786,865.78                    3.59
  9.0001 -  9.5000                                489               57,356,890.01                    8.31
  9.5001 - 10.0000                                463               48,562,764.34                    7.03
 10.0001 - 10.5000                                335               32,755,034.23                    4.74
 10.5001 - 11.0000                                371               31,061,306.39                    4.50
 11.0001 - 11.5000                                227               13,706,919.66                    1.99
 11.5001 - 12.0000                                192                9,228,979.97                    1.34
 12.0001 - 12.5000                                120                5,323,521.28                    0.77
 12.5001 - 13.0000                                 64                2,130,430.96                    0.31
 13.0001 - 13.5000                                 23                  702,976.24                    0.10
 13.5001 - 14.0000                                 61                1,557,333.13                    0.23
 14.0001 - 14.5000                                 85                2,111,441.84                    0.31
 14.5001 - 15.0000                                 16                  434,321.09                    0.06
 15.0001 - 15.5000                                  5                  134,000.26                    0.02
 15.5001 - 16.0000                                 15                  411,542.87                    0.06
 16.0001 - 16.4900                                  3                  127,748.54                    0.02
--------------------------------------------------------------------------------------------------------------------
Total                                           5,429              690,442,042.31                  100.00
====================================================================================================================

----------
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.857% per annum.

             Gross Margins of the Adjustable-Rate Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                              Principal Balance        % of Aggregate Principal
           Gross Margin (%)                Number of        Outstanding as of the      Balance Outstanding as of
                                         Mortgage Loans    Subsequent Cut-off Date    the Subsequent Cut-off Date
   0.000 -  4.000                               9                1,785,847.60                     0.28
   4.001 -  5.000                             615              119,870,764.97                    18.98
   5.001 -  6.000                           1,205              198,018,542.70                    31.35
   6.001 -  7.000                           1,098              152,773,585.16                    24.18
   7.001 -  8.000                             952              113,775,879.58                    18.01
   8.001 -  9.000                             384               40,657,797.30                     6.44
   9.001 - 10.000                              68                4,813,818.96                     0.76
--------------------------------------------------------------------------------------------------------------------
Total                                       4,331              631,696,236.27                   100.00
====================================================================================================================

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.188% per annum.

       Next Rate Adjustment Date for the Adjustable-Rate Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                  Principal Balance       % of Aggregate Principal
        Next Rate Adjustment Date              Number of        Outstanding as of the     Balance Outstanding as of
                                             Mortgage Loans    Subsequent Cut-off Date   the Subsequent Cut-off Date
             03/01/05 - 03/31/05                     1               138,773.99                      0.02
             06/01/05 - 06/30/05                     2               466,230.15                      0.07
             07/01/05 - 07/31/05                     2               643,134.10                      0.10
             08/01/05 - 08/31/05                    10             1,472,367.55                      0.23
             09/01/05 - 09/30/05                   127            22,132,261.43                      3.50
             10/01/05 - 10/31/05                   221            41,238,836.57                      6.53
             11/01/05 - 11/30/05                   429            65,386,999.62                     10.35
             12/01/05 - 12/31/05                   465            66,582,388.69                     10.54
             01/01/06 - 01/31/06                   530            79,099,489.47                     12.52
             02/01/06 - 02/28/06                   430            60,027,974.87                      9.50
             03/01/06 - 03/31/06                   584            86,608,796.92                     13.71
             04/01/06 - 04/30/06                   333            46,791,593.80                      7.41
             05/01/06 - 05/31/06                     3               403,838.47                      0.06
             06/01/06 - 06/30/06                    10             1,102,115.75                      0.17
             07/01/06 - 07/31/06                    11             1,702,402.50                      0.27
             08/01/06 - 08/31/06                    30             3,015,692.11                      0.48
             09/01/06 - 09/30/06                   174            21,689,792.37                      3.43
             10/01/06 - 10/31/06                   226            32,090,694.99                      5.08
             11/01/06 - 11/30/06                   325            42,933,199.59                      6.80
             12/01/06 - 12/31/06                   165            21,659,281.25                      3.43
             01/01/07 - 01/31/07                   122            16,925,946.97                      2.68
             02/01/07 - 02/28/07                    72             9,795,793.81                      1.55

             03/01/07 - 03/31/07                    42             5,645,933.51                     0.89
             04/01/07 - 04/30/07                    10             2,335,025.10                     0.37
             12/01/08 - 12/31/08                     1               506,412.35                     0.08
             02/01/09 - 02/28/09                     3               568,000.00                     0.09
             04/01/09 - 04/30/09                     3               733,260.34                     0.12
--------------------------------------------------------------------------------------------------------------------
                    Total                        4,331           631,696,236.27                   100.00
====================================================================================================================

----------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 24 months.

         Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                               Principal Balance       % of Aggregate Principal
     Maximum Mortgage Rate (%)              Number of        Outstanding as of the     Balance Outstanding as of
                                          Mortgage Loans    Subsequent Cut-off Date   the Subsequent Cut-off Date
   0.000 -  7.000                                1                  259,759.19                    0.04
   8.001 -  9.000                                1                  115,085.32                    0.02
   9.001 - 10.000                                1                  322,620.79                    0.05
  10.001 - 11.000                                3                  489,591.13                    0.08
  11.001 - 12.000                               39               11,143,838.57                    1.76
  12.001 - 13.000                              571              126,500,622.15                   20.03
  13.001 - 14.000                              758              133,509,452.21                   21.14
  14.001 - 15.000                            1,013              143,047,941.25                   22.65
  15.001 - 16.000                              371               44,543,714.14                    7.05
  16.001 - 17.000                              861              101,764,112.04                   16.11
  17.001 - 18.000                              538               56,040,117.37                    8.87
  18.001 - 19.000                              160               12,936,420.11                    2.05
  19.001 - 19.875                               14                1,022,962.00                    0.16
--------------------------------------------------------------------------------------------------------------------
Total                                        4,331              631,696,236.27                  100.00
====================================================================================================================

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 14.658% per annum.

         Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                  Principal Balance      % of Aggregate Principal
        Minimum Mortgage Rate (%)              Number of        Outstanding as of the    Balance Outstanding as of
                                             Mortgage Loans    Subsequent Cut-off Date  the Subsequent Cut-off Date
   0.000 -  4.000                                   1                 169,285.01                    0.03
   4.001 -  5.000                                  59              15,142,828.96                    2.40
   5.001 -  6.000                                 645             136,083,170.65                   21.54
   6.001 -  7.000                                 810             138,405,160.19                   21.91
   7.001 -  8.000                                 984             137,775,118.54                   21.81
   8.001 -  9.000                                 357              42,795,070.86                    6.77
   9.001 - 10.000                                 797              94,241,296.04                   14.92
  10.001 - 11.000                                 507              53,399,243.98                    8.45
  11.001 - 12.000                                 157              12,662,100.04                    2.00
  12.001 - 16.490                                  14               1,022,962.00                    0.16
--------------------------------------------------------------------------------------------------------------------
Total                                           4,331             631,696,236.27                  100.00
====================================================================================================================

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.569% per annum.

           Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                Principal Balance       % of Aggregate Principal
        Periodic Rate Cap (%)                Number of        Outstanding as of the     Balance Outstanding as of
                                           Mortgage Loans    Subsequent Cut-off Date   the Subsequent Cut-off Date
2.000                                            492             125,874,121.84                   19.93
3.000                                          3,839             505,822,114.43                   80.07
--------------------------------------------------------------------------------------------------------------------
Total                                          4,331             631,696,236.27                  100.00
====================================================================================================================

----------
(1)   Relates solely to initial rate adjustments.

     Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                Principal Balance      % of Aggregate Principal
        Periodic Rate Cap (%)                Number of        Outstanding as of the    Balance Outstanding as of
                                           Mortgage Loans    Subsequent Cut-off Date  the Subsequent Cut-off Date
  1.500                                        4,331              631,696,236.27               100.00
--------------------------------------------------------------------------------------------------------------------
Total                                          4,331              631,696,236.27               100.00
====================================================================================================================

----------
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.

Group I Mortgage Loan Statistics

      Approximately 47.97% of the Group I Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 86.76%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

      All of the Group I Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

      The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 349 months as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to April 1, 2003 or after May 1, 2004, or has a remaining term to maturity of less than 170 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is April 1, 2034.

      The average Principal Balance of the Group I Mortgage Loans at origination was approximately $116,319. The average Subsequent Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $116,115. No Group I Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $600,000 or less than approximately $7,643.

      As of the Subsequent Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.625% per annum and not more than 16.490% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.994% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 3.875% per annum to 10.000% per annum, Minimum Mortgage Rates ranging from 4.000% per annum to 12.875% per annum and Maximum Mortgage Rates ranging from 7.000% per annum to 19.875% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 6.227% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.702% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 14.805% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in April 1, 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 24 months.

      The Group I Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

   Subsequent Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                             Principal Balance      % of Aggregate Principal
     Principal Balance ($)                Number of        Outstanding as of the    Balance Outstanding as of
                                        Mortgage Loans    Subsequent Cut-off Date  the Subsequent Cut-off Date
              7,643 - 25,000                174                  3,030,079.42                   0.88
             25,001 - 50,000                446                 17,027,028.62                   4.93
             50,001 - 75,000                471                 29,773,071.17                   8.62
             75,001 - 100,000               404                 35,378,075.59                  10.25
            100,001 - 125,000               378                 42,533,456.88                  12.32
            125,001 - 150,000               312                 42,730,253.76                  12.38
            150,001 - 175,000               219                 35,432,980.60                  10.26
            175,001 - 200,000               140                 26,294,708.30                   7.62
            200,001 - 225,000               121                 25,705,273.80                   7.45
            225,001 - 250,000                86                 20,481,398.17                   5.93
            250,001 - 275,000                72                 18,860,225.45                   5.46
            275,001 - 300,000                56                 16,074,510.74                   4.66
            300,001 - 325,000                57                 17,890,971.50                   5.18
            325,001 - 350,000                21                  6,987,845.58                   2.02
            350,001 - 375,000                 3                  1,062,535.42                   0.31
            375,001 - 400,000                 4                  1,553,565.95                   0.45
            400,001 - 425,000                 2                    830,722.49                   0.24
            425,001 - 450,000                 1                    429,600.00                   0.12
            450,001 - 475,000                 1                    468,000.00                   0.14
            475,001 - 500,000                 1                    490,587.45                   0.14
            500,001 - 525,000                 2                  1,029,748.82                   0.30
            525,001 - 550,000                 1                    544,000.00                   0.16
            575,001 - 600,000                 1                    600,000.00                   0.17
--------------------------------------------------------------------------------------------------------------------
                             Total                             345,208,639.71                 100.00
====================================================================================================================

----------
(1) The average Subsequent Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $116,115.

                 Credit Scores for the Group I Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                             Principal Balance       % of Aggregate Principal
          Credit Score                    Number of        Outstanding as of the     Balance Outstanding as of
                                        Mortgage Loans    Subsequent Cut-off Date   the Subsequent Cut-off Date
            506 - 525                         6                  635,670.76                    0.18
            526 - 550                        99               10,992,801.73                    3.18
            551 - 575                       129               12,838,673.12                    3.72
            576 - 600                       363               40,286,051.14                   11.67
            601 - 625                       466               48,024,228.52                   13.91
            626 - 650                       672               74,915,219.77                   21.70
            651 - 675                       569               70,138,749.00                   20.32
            676 - 700                       327               42,568,680.08                   12.33
            701 - 725                       163               20,402,239.41                    5.91
            726 - 750                       108               14,600,732.80                    4.23
            751 - 775                        57                7,821,546.87                    2.27
            776 - 800                        13                1,779,633.21                    0.52
            801 - 802                         1                  204,413.30                    0.06
--------------------------------------------------------------------------------------------------------------------
              Total                       2,973              345,208,639.71                  100.00
====================================================================================================================

----------
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 645.

           Original Terms to Maturity of the Group I Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                             Principal Balance        % of Aggregate Principal
     Original Term (months)               Number of        Outstanding as of the      Balance Outstanding as of
                                        Mortgage Loans    Subsequent Cut-off Date    the Subsequent Cut-off Date
          180  - 180                          418             14,789,216.77                      4.28
          181  - 240                           41                926,131.63                      0.27
          301  - 360                        2,514            329,493,291.31                     95.45
--------------------------------------------------------------------------------------------------------------------
Total                                       2,973            345,208,639.71                    100.00
====================================================================================================================

----------
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 352 months.

          Remaining Terms to Maturity of the Group I Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                              Principal Balance        % of Aggregate Principal
     Remaining Term (months)               Number of        Outstanding as of the      Balance Outstanding as of
                                         Mortgage Loans    Subsequent Cut-off Date    the Subsequent Cut-off Date
           170  - 192                         418                14,789,216.77                     4.28
           217  - 240                          41                   926,131.63                     0.27
           337  - 360                       2,514               329,493,291.31                    95.45
--------------------------------------------------------------------------------------------------------------------
Total                                       2,973               345,208,639.71                   100.00
====================================================================================================================

----------
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 349 months.

                  Property Types of the Group I Mortgage Loans

--------------------------------------------------------------------------------------------------------------------
                                                                Principal Balance      % of Aggregate Principal
            Property Type                    Number of        Outstanding as of the    Balance Outstanding as of
                                           Mortgage Loans    Subsequent Cut-off Date  the Subsequent Cut-off Date
 Single Family                                 2,200               233,898,095.67                67.76
 PUD                                             408                57,133,016.99                16.55
 3 Units                                         109                18,426,392.52                 5.34
 2 Units                                         101                13,529,355.18                 3.92
 Condominium                                     116                13,471,301.62                 3.90
 4 Units                                          38                 8,650,322.28                 2.51
 Manufactured Housing                              1                   100,155.45                 0.03
--------------------------------------------------------------------------------------------------------------------
Total                                          2,973               345,208,639.71               100.00
====================================================================================================================

                Occupancy Status of the Group I Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                 Principal Balance        % of Aggregate Principal
            Occupancy Status                  Number of        Outstanding as of the      Balance Outstanding as of
                                            Mortgage Loans    Subsequent Cut-off Date    the Subsequent Cut-off Date
 Primary                                        2,842              334,154,820.04                   96.80
 Non-owner                                        128               10,778,877.17                    3.12
 Second Home                                        3                  274,942.50                    0.08
--------------------------------------------------------------------------------------------------------------------
Total                                           2,973              345,208,639.71                  100.00
====================================================================================================================

----------
(1)   Occupancy as represented by the mortgagor at the time of origination.

                      Purpose of the Group I Mortgage Loans

--------------------------------------------------------------------------------------------------------------------
                                                                  Principal Balance       % of Aggregate Principal
                 Purpose                       Number of        Outstanding as of the     Balance Outstanding as of
                                             Mortgage Loans    Subsequent Cut-off Date   the Subsequent Cut-off Date
 Purchase                                        2,201             238,190,943.20                   69.00
 Cash Out Refinance                                731             101,805,244.99                   29.49
 Rate/Term Refinance                                41               5,212,451.52                    1.51
--------------------------------------------------------------------------------------------------------------------
Total                                            2,973             345,208,639.71                  100.00
====================================================================================================================

     Combined Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)

                                                                  Principal Balance      % of Aggregate Principal
Combined Original Loan-to-Value Ratio (%)      Number of        Outstanding as of the    Balance Outstanding as of
                                             Mortgage Loans    Subsequent Cut-off Date  the Subsequent Cut-off Date
--------------------------------------------------------------------------------------------------------------------
                14.97 -  15.00                      1                   17,785.77                   0.01
                15.01 -  20.00                      1                   20,384.15                   0.01
                25.01 -  30.00                      2                  104,237.53                   0.03
                35.01 -  40.00                      2                  194,979.56                   0.06
                40.01 -  45.00                      5                  309,337.81                   0.09
                45.01 -  50.00                      6                  606,476.23                   0.18
                50.01 -  55.00                      8                  919,838.61                   0.27
                55.01 -  60.00                     15                1,944,621.51                   0.56
                60.01 -  65.00                     24                2,929,753.58                   0.85
                65.01 -  70.00                     51                7,763,058.30                   2.25
                70.01 -  75.00                     77                8,371,590.27                   2.43
                75.01 -  80.00                  1,132              156,420,253.24                  45.31
                80.01 -  85.00                    190               20,238,281.40                   5.86
                85.01 -  90.00                    167               23,420,784.20                   6.78
                90.01 -  95.00                    121               20,569,716.12                   5.96
                95.01 - 100.00                  1,171              101,377,541.43                  29.37
--------------------------------------------------------------------------------------------------------------------
Total                                           2,973              345,208,639.71                 100.00
====================================================================================================================

----------
(1) The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 86.76%.

   Geographic Distribution of the Mortgaged Properties related to the Group I
                               Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                                                                % of Aggregate
                                                                                                   Principal
                                                                         Principal Balance          Balance
                     Location                                               Outstanding         Outstanding as
                                                       Number of              as of the              of the
                                                     Mortgage Loans          Subsequent            Subsequent
                                                                            Cut-off Date          Cut-off Date
 Alabama                                                    34              2,928,391.20               0.85
 Arizona                                                   316             34,908,447.52              10.11
 Arkansas                                                   18              1,542,720.63               0.45
 California                                                437             82,358,714.17              23.86
 Colorado                                                   49              6,372,209.81               1.85
 Connecticut                                                27              4,061,736.77               1.18
 Delaware                                                    9                689,329.13               0.20
 District of Columbia                                       11              2,361,614.54               0.68
 Florida                                                   198             21,219,868.69               6.15
 Georgia                                                    42              4,982,215.54               1.44
 Idaho                                                      40              3,509,963.74               1.02
 Illinois                                                  101             10,895,815.21               3.16
 Indiana                                                   124              9,154,345.18               2.65
 Iowa                                                       45              2,839,848.91               0.82
 Kansas                                                    100              7,309,407.64               2.12
 Kentucky                                                   23              1,778,270.24               0.52
 Louisiana                                                  45              4,024,442.43               1.17
 Maryland                                                   35              4,847,955.78               1.40
 Massachusetts                                              96             16,530,941.88               4.79
 Michigan                                                  101              9,648,790.42               2.80
 Minnesota                                                   4                470,443.06               0.14
 Mississippi                                                17              1,483,420.24               0.43
 Missouri                                                  143             10,403,778.68               3.01
 Montana                                                     9              1,166,224.23               0.34
 Nebraska                                                   42              3,893,732.80               1.13
 Nevada                                                     73             10,592,712.68               3.07
 New Hampshire                                               7                960,264.25               0.28
 New Jersey                                                 24              3,298,889.42               0.96
 New Mexico                                                 22              2,388,764.81               0.69
 North Dakota                                                3                244,508.65               0.07
 Ohio                                                      103              8,876,329.90               2.57
 Oklahoma                                                   67              4,980,923.27               1.44
 Oregon                                                    128             15,684,055.20               4.54
 Pennsylvania                                              132              9,996,280.14               2.90
 Rhode Island                                               29              3,618,644.42               1.05
 South Carolina                                              1                138,693.19               0.04
 South Dakota                                               11                854,932.07               0.25
 Tennessee                                                  15              1,512,429.82               0.44
 Texas                                                      66              7,650,850.65               2.22
 Utah                                                       50              4,858,055.65               1.41
 Virginia                                                   57              6,354,655.70               1.84
 Washington                                                112             13,211,834.12               3.83

 Wisconsin                                                   1                173,615.88               0.05
 Wyoming                                                     6                429,571.45               0.12

 Total                                                   2,973            345,208,639.71             100.00
--------------------------------------------------------------------------------------------------------------------

----------
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.77% in the 94591ZIP Code.

              Documentation Levels of the Group I Mortgage Loans(1)

--------------------------------------------------------------------------------------------------------------------
                                                              Principal Balance        % of Aggregate Principal
         Documentation Level               Number of        Outstanding as of the      Balance Outstanding as of
                                        Mortgage Loans    Subsequent Cut-off Date     the Subsequent Cut-off Date
 Full Documentation                          2,506             289,495,321.70                   83.86
 Stated Documentation                          466              55,627,258.99                   16.11
 Limited Documentation                           1                  86,059.02                    0.02
--------------------------------------------------------------------------------------------------------------------
Total                                        2,973             345,208,639.71                  100.00
====================================================================================================================

             Current Mortgage Rates of the Group I Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
  Current Mortgage Rate (%)      Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
        4.625 - 5.000                  13                2,507,458.45                        0.73
        5.000 - 5.500                  92               17,335,300.64                        5.02
        5.500 - 6.000                 185               33,288,559.02                        9.64
        6.000 - 6.500                 242               39,268,125.89                       11.38
        6.500 - 7.000                 205               33,002,758.32                        9.56
        7.000 - 7.500                 317               41,715,300.80                       12.08
        7.500 - 8.000                 328               42,764,786.56                       12.39
        8.000 - 8.500                 122               13,773,737.82                        3.99
        8.500 - 9.000                 125               13,463,589.70                        3.90
        9.000 - 9.500                 274               29,523,632.17                        8.55
        9.500 - 10.000                274               28,054,417.10                        8.13
       10.000 - 10.500                165               16,092,824.18                        4.66
       10.500 - 11.000                196               15,648,665.47                        4.53
       11.000 - 11.500                127                7,302,562.88                        2.12
       11.500 - 12.000                113                5,123,735.16                        1.48
       12.000 - 12.500                 67                2,834,755.71                        0.82
       12.500 - 13.000                 36                1,201,198.21                        0.35
       13.000 - 13.500                  8                  263,957.10                        0.08
       13.500 - 14.000                 30                  695,046.91                        0.20
       14.000 - 14.500                 36                  904,876.19                        0.26
       14.500 - 15.000                  7                  151,719.12                        0.04
       15.000 - 15.500                  3                   75,215.45                        0.02
       15.500 - 16.000                  7                  178,451.31                        0.05
       16.000 - 16.490                  1                   37,965.55                        0.01
------------------------------------------------------------------------------------------------------------
            Total                   2,973              345,208,639.71                      100.00
============================================================================================================

----------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.994% per annum.

         Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
       Gross Margin (%)          Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
   3.875 - 4.000                        6                1,298,817.07                        0.41
   4.001 - 5.000                      317               53,295,582.16                       16.82
   5.001 - 6.000                      684               99,218,482.45                       31.30
   6.001 - 7.000                      642               82,619,142.03                       26.07
   7.001 - 8.000                      547               60,887,446.42                       19.21
   8.001 - 9.000                      168               17,404,855.43                        5.49
   9.001 - 10.000                      35                2,221,936.12                        0.70
------------------------------------------------------------------------------------------------------------
Total                               2,399              316,946,261.68                      100.00
============================================================================================================

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.227% per annum.

   Next Rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
  Next Rate Adjustment Date      Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
     03/01/05 - 03/31/05                1                  138,773.99                        0.04
     06/01/05 - 06/30/05                2                  466,230.15                        0.15
     07/01/05 - 07/31/05                1                  123,573.46                        0.04
     08/01/05 - 08/31/05                4                  569,863.01                        0.18
     09/01/05 - 09/30/05               64                9,976,052.06                        3.15
     10/01/05 - 10/31/05              115               18,769,658.86                        5.92
     11/01/05 - 11/30/05              232               31,997,810.30                       10.10
     12/01/05 - 12/31/05              257               33,772,105.37                       10.66
     01/01/06 - 01/31/06              290               37,579,295.63                       11.86
     02/01/06 - 02/28/06              242               31,532,108.94                        9.95
     03/01/06 - 03/31/06              310               40,635,987.57                       12.82
     04/01/06 - 04/30/06              206               26,305,260.32                        8.30
     05/01/06 - 05/31/06                2                  254,816.28                        0.08
     06/01/06 - 06/30/06                5                  310,247.77                        0.10
     07/01/06 - 07/31/06                5                  605,531.05                        0.19
     08/01/06 - 08/31/06               18                1,625,934.08                        0.51
     09/01/06 - 09/30/06               98               12,095,928.93                        3.82
     10/01/06 - 10/31/06              138               18,102,503.16                        5.71
     11/01/06 - 11/30/06              180               22,277,177.43                        7.03
     12/01/06 - 12/31/06               82                9,941,588.19                        3.14
     01/01/07 - 01/31/07               68                9,146,453.66                        2.89
     02/01/07 - 02/28/07               48                6,296,549.53                        1.99
     03/01/07 - 03/31/07               25                3,249,238.74                        1.03
     04/01/07 - 04/30/07                4                  725,648.47                        0.23
     02/01/09 - 02/28/09                1                  300,000.00                        0.09
     04/01/09 - 04/30/09                1                  147,924.73                        0.05
------------------------------------------------------------------------------------------------------------
           Total                    2,399              316,946,261.68                      100.00
============================================================================================================

----------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 24 months.

     Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
  Maximum Mortgage Rate (%)      Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
       7.000 - 7.000                    1                  259,759.19                        0.08
       8.001 - 9.000                    1                  115,085.32                        0.04
      10.001 - 11.000                   2                  404,274.38                        0.13
      11.001 - 12.000                  14                2,791,243.65                        0.88
      12.001 - 13.000                 275               50,259,684.55                       15.86
      13.001 - 14.000                 413               66,809,618.75                       21.08
      14.001 - 15.000                 609               80,398,689.07                       25.37
      15.001 - 16.000                 213               24,504,402.17                        7.73
      16.001 - 17.000                 497               55,488,982.73                       17.51
      17.001 - 18.000                 271               27,871,054.64                        8.79
      18.001 - 19.000                  93                7,315,835.14                        2.31
      19.001 - 19.875                  10                  727,632.09                        0.23
------------------------------------------------------------------------------------------------------------
Total                               2,399              316,946,261.68                      100.00
============================================================================================================

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 14.805% per annum.

     Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
  Minimum Mortgage Rate (%)      Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
       4.000 - 4.000                    1                  169,285.01                        0.05
       4.001 - 5.000                   26                4,800,706.65                        1.51
       5.001 - 6.000                  329               57,268,165.23                       18.07
       6.001 - 7.000                  452               69,722,708.81                       22.00
       7.001 - 8.000                  592               77,557,327.12                       24.47
       8.001 - 9.000                  184               21,363,242.16                        6.74
       9.001 - 10.000                 450               50,709,442.63                       16.00
      10.001 - 11.000                 262               27,311,916.84                        8.62
      11.001 - 12.000                  93                7,315,835.14                        2.31
      12.001 - 12.875                  10                  727,632.09                        0.23
------------------------------------------------------------------------------------------------------------
Total                               2,399              316,946,261.68                      100.00
============================================================================================================

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.702% per annum.

       Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
    Periodic Rate Cap (%)        Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
2.000                                 237               50,934,805.70                       16.07
3.000                               2,162              266,011,455.98                       83.93
------------------------------------------------------------------------------------------------------------
Total                               2,399              316,946,261.68                      100.00
============================================================================================================

----------
(1)   Relates solely to initial rate adjustments.

 Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
    Periodic Rate Cap (%)        Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
           1.500                    2,399              316,946,261.68                      100.00
------------------------------------------------------------------------------------------------------------
Total                               2,399              316,946,261.68                      100.00
============================================================================================================

----------
(2)   Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Mortgage Loan Statistics

      Approximately 46.77% of the Group II Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 86.16%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

      All of the Group II Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

      The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 348 months as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to June 1, 2003 or after May 1, 2004, or has a remaining term to maturity of less than 170 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is April 1, 2034.

      The average Principal Balance of the Group II Mortgage Loans at origination was approximately $140,789. The average Subsequent Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $140,567. No Group II Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $719,283 or less than approximately $9,832.

      As of the Subsequent Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.625% per annum and not more than 16.250% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.720% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.875% per annum to 10.000% per annum, Minimum Mortgage Rates ranging from 4.375% per annum to 12.750% per annum and Maximum Mortgage Rates ranging from 9.125% per annum to

19.750% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 6.150% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 7.435% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 14.509% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in April 1, 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 24 months.

      The Group II Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

  Subsequent Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
    Principal Balance ($)        Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
     9,832 - 25,000                   139                2,410,579.81                        0.70
    25,001 - 50,000                   381               14,172,031.63                        4.11
    50,001 - 75,000                   337               21,141,392.80                        6.12
    75,001 - 100,000                  304               26,663,882.50                        7.72
   100,001 - 125,000                  266               29,816,594.99                        8.64
   125,001 - 150,000                  227               31,063,949.93                        9.00
   150,001 - 175,000                  157               25,416,691.93                        7.36
   175,001 - 200,000                  142               26,596,252.86                        7.70
   200,001 - 225,000                   83               17,774,380.20                        5.15
   225,001 - 250,000                   69               16,407,449.42                        4.75
   250,001 - 275,000                   60               15,747,279.35                        4.56
   275,001 - 300,000                   37               10,675,849.05                        3.09
   300,001 - 325,000                   26                8,187,931.10                        2.37
   325,001 - 350,000                   40               13,657,458.01                        3.96
   350,001 - 375,000                   39               14,007,070.35                        4.06
   375,001 - 400,000                   26               10,127,306.83                        2.93
   400,001 - 425,000                   15                6,219,892.66                        1.80
   425,001 - 450,000                   15                6,577,919.59                        1.91
   450,001 - 475,000                   30               13,852,562.08                        4.01
   475,001 - 500,000                   18                8,776,248.85                        2.54
   500,001 - 525,000                    9                4,620,163.95                        1.34
   525,001 - 550,000                    6                3,206,584.40                        0.93
   550,001 - 575,000                    6                3,372,402.38                        0.98
   575,001 - 600,000                   15                8,883,956.06                        2.57
   600,001 - 625,000                    2                1,216,649.06                        0.35
   625,001 - 650,000                    3                1,946,353.25                        0.56
   650,001 - 675,000                    3                1,975,286.46                        0.57
   700,001 - 719,283                    1                  719,283.10                        0.21
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                      100.00
============================================================================================================

----------
(1) The average Subsequent Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $140,567.

                Credit Scores for the Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
        Credit Score             Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
 525 - 525                              7                  763,817.37                        0.22
 526 - 550                             96                8,489,796.55                        2.46
 551 - 575                            106               10,720,603.25                        3.11
 576 - 600                            278               34,638,212.12                       10.03
 601 - 625                            425               45,429,569.28                       13.16
 626 - 650                            519               72,488,670.19                       21.00
 651 - 675                            461               72,553,765.20                       21.02
 676 - 700                            279               46,870,867.87                       13.58
 701 - 725                            130               25,676,637.33                        7.44
 726 - 750                             78               13,436,446.01                        3.89
 751 - 775                             55               10,024,791.95                        2.90
 776 - 797                             22                4,140,225.48                        1.20
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                      100.00
============================================================================================================

----------
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 650.

          Original Terms to Maturity of the Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
    Original Term (months)       Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
 180 - 180                            385               16,346,022.29                        4.73
 181 - 240                             34                  814,190.76                        0.24
 301 - 360                          2,037              328,073,189.55                       95.03
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                      100.00
============================================================================================================

----------
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 351 months.

          Remaining Terms to Maturity of the Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
   Remaining Term (months)       Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
 170  -  192                          385               16,346,022.29                         4.73
 217  -  240                           34                  814,190.76                         0.24
 337  -  360                        2,037              328,073,189.55                        95.03
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                       100.00
============================================================================================================

----------
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 348 months.

                  Property Types of the Group II Mortgage Loans

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
        Property Type            Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
 Single Family                      1,788              230,971,218.28                       66.90
 PUD                                  378               68,920,526.50                       19.96
 3 Units                               75               14,994,802.28                        4.34
 2 Units                               82               11,853,052.34                        3.43
 Condominium                           89               10,468,200.10                        3.03
 4 Units                               42                7,893,178.81                        2.29
 Manufactured Housing                   1                   76,324.29                        0.02
 Townhouse                              1                   56,100.00                        0.02
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                      100.00
============================================================================================================

               Occupancy Status of the Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
      Occupancy Status           Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
 Primary                            2,362              336,742,187.48                       97.54
 Non-owner                             91                7,530,881.29                        2.18
 Second Home                            3                  960,333.83                        0.28
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                      100.00
============================================================================================================

----------
(1)   Occupancy as represented by the mortgagor at the time of origination.

                     Purpose of the Group II Mortgage Loans

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
           Purpose               Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
Purchase                            1,780              231,097,462.02                       66.94
Cash Out Refinance                    636              106,596,140.66                       30.88
Rate/Term Refinance                    40                7,539,799.92                        2.18
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                      100.00
============================================================================================================

    Combined Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)

-------------------------------------------   ----------------   -------------------------   -----------------------------
                                                                     Principal Balance          % of Aggregate Principal
                                                 Number of         Outstanding as of the        Balance Outstanding as of
 Combined Original Loan-to-Value Ratio (%)     Mortgage Loans     Subsequent Cut-off Date      the Subsequent Cut-off Date
  24.59 - 25.00                                        1                  29,957.52                        0.01
  25.01 - 30.00                                        1                  90,365.26                        0.03
  35.01 - 40.00                                        3                 121,526.66                        0.04
  40.01 - 45.00                                        3                 293,510.51                        0.09
  45.01 - 50.00                                        2                 238,289.22                        0.07
  50.01 - 55.00                                        9                 951,717.20                        0.28
  55.01 - 60.00                                       10               1,351,624.56                        0.39
  60.01 - 65.00                                        7               1,750,303.49                        0.51
  65.01 - 70.00                                       50               7,854,500.68                        2.28
  70.01 - 75.00                                       85              12,456,393.31                        3.61
  75.01 - 80.00                                      931             158,635,476.55                       45.95
  80.01 - 85.00                                      144              20,194,387.66                        5.85
  85.01 - 90.00                                      174              30,476,956.93                        8.83
  90.01 - 95.00                                      137              31,353,509.76                        9.08
  95.01 - 100.00                                     899              79,434,883.29                       23.01
--------------------------------------------------------------------------------------------------------------------------
Total                                              2,456             345,233,402.60                      100.00
==========================================================================================================================

----------
(1) The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 86.16%.

         Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
          Location               Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
Alabama                                22                1,769,388.02                        0.51
Arizona                               233               29,693,988.83                        8.60
Arkansas                                8                  737,143.01                        0.21
California                            502              121,816,891.90                       35.29
Colorado                               46                8,017,767.45                        2.32
Connecticut                            23                2,461,402.33                        0.71
Delaware                                5                  665,399.65                        0.19
District of Columbia                    9                2,054,873.28                        0.60
Florida                               150               16,719,445.89                        4.84
Georgia                                31                4,465,105.82                        1.29
Idaho                                  31                2,912,521.08                        0.84
Illinois                               72                8,778,279.57                        2.54
Indiana                                99                6,792,853.25                        1.97
Iowa                                   33                2,362,597.10                        0.68
Kansas                                 68                5,162,422.79                        1.50
Kentucky                               22                1,607,942.46                        0.47
Louisiana                              36                3,684,301.03                        1.07
Maryland                               46                7,818,056.83                        2.26
Massachusetts                          82               17,189,165.19                        4.98
Michigan                               87                7,702,646.88                        2.23
Minnesota                               5                  622,491.64                        0.18
Mississippi                             9                  825,922.33                        0.24
Missouri                              104                8,123,438.35                        2.35
Montana                                 6                1,067,205.70                        0.31
Nebraska                               40                3,692,210.28                        1.07
Nevada                                 62                9,372,447.86                        2.71
New Hampshire                           1                  269,510.52                        0.08
New Jersey                             11                2,029,366.61                        0.59
New Mexico                             17                2,198,288.17                        0.64
Ohio                                   82                6,509,304.30                        1.89
Oklahoma                               43                2,928,893.08                        0.85
Oregon                                109               13,705,491.02                        3.97
Pennsylvania                           95                5,885,636.54                        1.70
Rhode Island                           22                2,488,896.53                        0.72
South Carolina                          2                  249,979.31                        0.07
South Dakota                            9                  843,918.17                        0.24
Tennessee                              18                2,398,923.98                        0.69
Texas                                  46                5,137,223.18                        1.49
Utah                                   49                5,216,359.47                        1.51
Virginia                               38                6,527,165.55                        1.89
Washington                             74               11,983,999.26                        3.47
Wisconsin                               2                  203,339.77                        0.06
Wyoming                                 7                  541,198.62                        0.16
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                      100.00
============================================================================================================

----------
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.95% in the 02128 ZIP Code.

               Documentation Levels of the Group II Mortgage Loans

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
     Documentation Level         Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
 Full Documentation                 2,051              284,476,721.50                       82.40
 Stated Documentation                 405               60,756,681.10                       17.60
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                      100.00
============================================================================================================

            Current Mortgage Rates of the Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
   Current Mortgage Rate (%)     Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
  4.625 - 5.000                        25                8,352,594.92                        2.42
  5.000 - 5.500                       101               29,443,633.54                        8.53
  5.500 - 6.000                       196               47,130,361.91                       13.65
  6.000 - 6.500                       199               39,740,271.51                       11.51
  6.500 - 7.000                       177               33,226,820.43                        9.62
  7.000 - 7.500                       188               31,853,108.57                        9.23
  7.500 - 8.000                       253               35,510,445.36                       10.29
  8.000 - 8.500                        92               11,136,701.98                        3.23
  8.500 - 9.000                       100               11,323,276.08                        3.28
  9.000 - 9.500                       215               27,833,257.84                        8.06
  9.500 - 10.000                      189               20,508,347.24                        5.94
 10.000 - 10.500                      170               16,662,210.05                        4.83
 10.500 - 11.000                      175               15,412,640.92                        4.46
 11.000 - 11.500                      100                6,404,356.78                        1.86
 11.500 - 12.000                       79                4,105,244.81                        1.19
 12.000 - 12.500                       53                2,488,765.57                        0.72
 12.500 - 13.000                       28                  929,232.75                        0.27
 13.000 - 13.500                       15                  439,019.14                        0.13
 13.500 - 14.000                       31                  862,286.22                        0.25
 14.000 - 14.500                       49                1,206,565.65                        0.35
 14.500 - 15.000                        9                  282,601.97                        0.08
 15.000 - 15.500                        2                   58,784.81                        0.02
 15.500 - 16.000                        8                  233,091.56                        0.07
 16.000 - 16.250                        2                   89,782.99                        0.03
------------------------------------------------------------------------------------------------------------
Total                               2,456              345,233,402.60                      100.00
============================================================================================================

----------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.720% per annum.

         Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
      Gross Margin (%)           Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
 3.875 - 4.000                          3                  487,030.53                         0.15
 4.001 - 5.000                        298               66,575,182.81                       21.15
 5.001 - 6.000                        521               98,800,060.25                       31.39
 6.001 - 7.000                        456               70,154,443.13                       22.29
 7.001 - 8.000                        405               52,888,433.16                       16.80
 8.001 - 9.000                        216               23,252,941.87                        7.39
 9.001 - 10.000                        33                2,591,882.84                        0.82
------------------------------------------------------------------------------------------------------------
Total                               1,932              314,749,974.59                      100.00
============================================================================================================

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.150% per annum.

  Next Rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
  Next Rate Adjustment Date      Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
 07/01/05 - 07/31/05                    1                  519,560.64                        0.17
 08/01/05 - 08/31/05                    6                  902,504.54                        0.29
 09/01/05 - 09/30/05                   63               12,156,209.37                        3.86
 10/01/05 - 10/31/05                  106               22,469,177.71                        7.14
 11/01/05 - 11/30/05                  197               33,389,189.32                       10.61
 12/01/05 - 12/31/05                  208               32,810,283.32                       10.42
 01/01/06 - 01/31/06                  240               41,520,193.84                       13.19
 02/01/06 - 02/28/06                  188               28,495,865.93                        9.05
 03/01/06 - 03/31/06                  274               45,972,809.35                       14.61
 04/01/06 - 04/30/06                  127               20,486,333.48                        6.51
 05/01/06 - 05/31/06                    1                  149,022.19                        0.05
 06/01/06 - 06/30/06                    5                  791,867.98                        0.25
 07/01/06 - 07/31/06                    6                1,096,871.45                        0.35
 08/01/06 - 08/31/06                   12                1,389,758.03                        0.44
 09/01/06 - 09/30/06                   76                9,593,863.44                        3.05
 10/01/06 - 10/31/06                   88               13,988,191.83                        4.44
 11/01/06 - 11/30/06                  145               20,656,022.16                        6.56
 12/01/06 - 12/31/06                   83               11,717,693.06                        3.72
 01/01/07 - 01/31/07                   54                7,779,493.31                        2.47
 02/01/07 - 02/28/07                   24                3,499,244.28                        1.11
 03/01/07 - 03/31/07                   17                2,396,694.77                        0.76
 04/01/07 - 04/30/07                    6                1,609,376.63                        0.51
 12/01/08 - 12/31/08                    1                  506,412.35                        0.16
 02/01/09 - 02/28/09                    2                  268,000.00                        0.09
 04/01/09 - 04/30/09                    2                  585,335.61                        0.19
------------------------------------------------------------------------------------------------------------
Total                               1,932              314,749,974.59                      100.00
============================================================================================================

----------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 24 months.

    Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
  Maximum Mortgage Rate (%)      Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
  7.000 - 10.000                        1                  322,620.79                        0.10
 10.001 - 11.000                        1                   85,316.75                        0.03
 11.001 - 12.000                       25                8,352,594.92                        2.65
 12.001 - 13.000                      296               76,240,937.60                       24.22
 13.001 - 14.000                      345               66,699,833.46                       21.19
 14.001 - 15.000                      404               62,649,252.18                       19.90
 15.001 - 16.000                      158               20,039,311.97                        6.37
 16.001 - 17.000                      364               46,275,129.31                       14.70
 17.001 - 18.000                      267               28,169,062.73                        8.95
 18.001 - 19.000                       67                5,620,584.97                        1.79
 19.001 - 19.750                        4                  295,329.91                        0.09
------------------------------------------------------------------------------------------------------------
Total                               1,932              314,749,974.59                      100.00
============================================================================================================

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 14.509% per annum.

    Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
   Minimum Mortgage Rate (%)     Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
  4.375 - 5.000                        33               10,342,122.31                        3.29
  5.001 - 6.000                       316               78,815,005.42                       25.04
  6.001 - 7.000                       358               68,682,451.38                       21.82
  7.001 - 8.000                       392               60,217,791.42                       19.13
  8.001 - 9.000                       173               21,431,828.70                        6.81
  9.001 - 10.000                      347               43,531,853.41                       13.83
 10.001 - 11.000                      245               26,087,327.14                        8.29
 11.001 - 12.000                       64                5,346,264.90                        1.70
 12.001 - 12.750                        4                  295,329.91                        0.09
------------------------------------------------------------------------------------------------------------
Total                               1,932              314,749,974.59                      100.00
============================================================================================================

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.435% per annum.

      Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
    Periodic Rate Cap (%)        Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
2.000                                 255               74,939,316.14                       23.81
3.000                               1,677              239,810,658.45                       76.19
------------------------------------------------------------------------------------------------------------
Total                               1,932              314,749,974.59                      100.00
============================================================================================================

----------
(1)   Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

-----------------------------   ----------------   -------------------------   -----------------------------
                                                       Principal Balance         % of Aggregate Principal
                                   Number of         Outstanding as of the       Balance Outstanding as of
    Periodic Rate Cap (%)        Mortgage Loans     Subsequent Cut-off Date     the Subsequent Cut-off Date
1.500                               1,932              314,749,974.59                      100.00
------------------------------------------------------------------------------------------------------------
Total                               1,932              314,749,974.59                      100.00
============================================================================================================

----------
(3)   Relates to all rate adjustments subsequent to initial rate adjustments.